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                                                                   EXHIBIT 10.89

                               AMENDMENT NO. 4 TO
                              EMPLOYMENT AGREEMENT
                                 BY AND BETWEEN
                           I.C. ISAACS & COMPANY L.P.
                                       AND
                               EUGENE C. WIELEPSKI


         THIS AMENDMENT NO. 4, dated as of March 31, 2001, is made a part of that certain EXECUTIVE EMPLOYMENT AGREEMENT, dated as of May 15, 1997, by and between I. C. Isaacs & Company L.P. (the "Company") and Eugene C. Wielepski (the "Executive"), as amended by Amendment No. 1 dated as of August 27, 1998, Amendment No. 2 dated as of February 11, 1999, and Amendment No. 3 dated January 3, 2000, (collectively, the "Agreement"). It is intended by the parties that the terms of this Amendment No. 4, to the extent that they are more specific than the terms contained in the Agreement, or to the extent that they should conflict with the terms contained in the Agreement, shall supersede the terms of the Agreement. Section numbers utilized in this Amendment No. 4 correspond, where applicable, to section numbers used in the Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         Accordingly, in consideration of the mutual covenants and representations contained herein and the mutual benefits derived herefrom, the parties hereto agree as follows:

         1.       Paragraph 2 is hereby restated in its entirety as follows:



                  2. TERM. This Agreement shall begin May 15, 1997 and shall continue until May 15, 2002 (the "Employment Period"). Thereafter, this Agreement shall renew automatically from Employment Year to Employment Year, subject to the right of either party to terminate this Agreement as of the end of any Employment Year upon sixty (60) days' prior written notice to the other party. An "Employment Year" begins each May 15 and ends on the following May 15.

         2. The reference to May 15, 2001 in the first sentence of Paragraph 3 is hereby replaced with a reference to May 15, 2002.


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         IN WITNESS WHEREOF, the parties have executed and delivered this
Amendment No. 4 on the date first above written.


                                       I.C. ISAACS & COMPANY L.P.

                                       By:   I.C. ISAACS & COMPANY, INC.
                                             its general partner



                                       By:  /s/ ROBERT J. ARNOT
                                            ------------------------------
                                            Robert J. Arnot, President



                                       EXECUTIVE



                                       By:  /s/ EUGENE C. WIELEPSKI
                                            -------------------------------
                                            Eugene C. Wielepski



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